UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2007

TechnoConcepts, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-12382	84-1605055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Blvd., Suite 202
Van Nuys, CA 91411
(Address of principal executive offices) (Zip Code)

(818) 988-3364
Registrant’s telephone number, including area code

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 18, 2007, TechnoConcepts Inc., a Colorado corporation, (the “Company”) issued a press release announcing that it had commenced doing business as Terocelo Inc., a fictitious business name. Under Colorado law, the Company must obtain the approval of its stockholders prior to officially changing the corporate name. Such approval will require the vote of a majority of the holders of the Company’s capital stock present at a shareholder meeting where a quorum exists. A copy of the press release related to this announcement is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued on June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnoConcepts, Inc.

Date: June 22, 2007	By:	/s/ Michael Handelman
Name: Michael Handelman
Title: Chief Financial Officer